UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  September 23, 2005

(Date of earliest event reported)

Inland Retail Real Estate Trust, Inc.

(Exact name of registrant as specified in the charter)

Maryland	000-30413	6-42466553
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing in intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7  – Regulation FD

Item 7.01  Regulation FD Disclosure

On September 23, 2005, Inland Retail Real Estate Trust, Inc. mailed a letter to its stockholders attached hereto as Exhibit 99.1 and the information contained therein is incorporated by reference herein.  The information contained in this Item 7.01 to this Form 8-K, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the information shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or in the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9  – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(a)           Exhibit 99.1

Letter to Stockholders dated September 23, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND RETAIL REAL ESTATE TRUST, INC.

By:	/s/ Barry L. Lazarus
Name:	Barry L. Lazarus
Title:	Chief Executive Officer and President
Date:	September 23, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Letter to Stockholders dated September 23, 2005